UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 9, 2016

II-VI Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

0-16195	25-1214948
(Commission File Number)	(IRS Employer Identification No.)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania	16056
(Address of Principal Executive Offices)	(Zip Code)

(724) 352-4455

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

II-VI Incorporated (the Company) updated its investor presentation in advance of the Citi Technology Conference, where the Company will present on June 9, 2016. Among other items, the presentation notes the sale of certain RF assets not including the wafer fab formerly owned by Anadigics, which the Company acquired in March 2016. These RF assets were sold in June 2016 for $45 million in cash at closing plus a $5 million earn out over 18 months, coupled with various support and multi-year supply agreements with the purchaser.

The information in this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Investor conference presentation materials titled “Our Technologies for Tomorrow’s Innovations” used beginning June 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

II-VI INCORPORATED
(Registrant)

Date: June 9, 2016	By:	/s/ Mary Jane Raymond
	Name:	Mary Jane Raymond
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1.	Investor conference presentation materials titled “Our Technologies for Tomorrow’s Innovations” used beginning June 9, 2016.